UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 24, 2014

CESCA THERAPEUTICS INC.
(Formerly Known As ThermoGenesis Corp.)
(Exact name of registrant as specified in its charter)

Delaware	000-16375	94-3018487
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2711 Citrus Road
Rancho Cordova, California  95742
(Address and telephone number of principal executive offices) (Zip Code)

(916) 858-5100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws

On October 24, 2014, the Board of Directors of Cesca Therapeutics Inc. (the "Company") approved an amendment to Section 3 of Article II of the Bylaws to provide that special meetings of the shareholders may be called only by the board of directors.

The full text of the amendment is incorporated herein by reference to the Company's Bylaws which is filed in its entirety as Exhibit 3.2.2 hereto.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit Description
3.2.2	Restated Bylaws of Cesca Therapeutics Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cesca Therapeutics Inc.
a Delaware Corporation

Dated: October 30, 2014	/s/ Dan T. Bessey
Dan T. Bessey,
Chief Financial Officer